UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 15, 2008 – April 10, 2008
(Date of Report – Date of earliest event reported)

TRONOX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32669	20-2868245
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Leadership Square, Suite 300
211 N. Robinson Avenue
Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

(405) 775-5000
(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     Michael Y. McGovern was appointed to the Company’s Board of Directors effective April 10, 2008. Mr. McGovern was also appointed to the Company’s Executive Compensation, Audit and Corporate Governance and Nominating Committees.
     A copy of the press release announcing Mr. McGovern’s appointment is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

99.1	Press Release Dated April 15, 2008
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX INCORPORATED
By:	/s/ Michael J. Foster
Michael J. Foster
Vice President, General Counsel and Secretary

Dated: April 15, 2008